UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2014

            TTM TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-31285	91-1033443
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1665 Scenic Avenue, Suite 250

                Costa Mesa, California 92626

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (714) 327-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

The information required by Item 1.01 is contained in Item 3.02 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 14, 2014, TTM Technologies, Inc., or the Company, closed the sale of an additional $30 million aggregate principal amount of its 1.75% Convertible Senior Notes due 2020, or the Additional Notes, pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-191986), or Form S-3. The Additional Notes were sold pursuant to the exercise by J.P. Morgan Securities LLC and RBS Securities Inc. as representatives or, the Representatives, of the several underwriters, or collectively, the Underwriters, of an over-allotment option granted by the Company in the Underwriting Agreement between the Representatives and the Company, dated December 16, 2013. As previously announced, the offer and sale of $220 million aggregate principal amount of its 1.75% Convertible Senior Notes due 2020, or the Initial Notes, closed on December 20, 2013. The Initial Notes, together with the Additional Notes, are referred to in this Current Report as the Notes.

The Additional Notes were issued pursuant to an indenture dated December 20, 2013 between the Company and American Stock Transfer & Trust Company, LLC, as trustee, or the Indenture. The offering and sale of the Additional Notes closed on January 14, 2014. Terms of the Indenture are described in the section entitled “Description of notes” of the prospectus supplement dated December 16, 2013, filed with the Securities and Exchange Commission by the Company on December 17, 2013 pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, or the Prospectus Supplement, which is incorporated herein by reference. A copy of the Indenture was previously filed as Exhibit 4.8 and a copy of the Underwriting Agreement was previously filed as Exhibit 1.2 to the Company’s Form 8-K filed on December 20, 2013 with the Securities and Exchange Commission and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

In connection with the offering of the Additional Notes, on January 9, 2014, the Company entered into additional convertible note hedge transactions, or the Additional Purchased Call Options, with respect to shares of its common stock, par value $0.001 per share, or the Common Stock, with JPMorgan Chase Bank, National Association, London Branch, RBC Capital Markets, LLC and Deutsche Bank AG, London Branch, or, collectively, the Counterparties. The Additional Purchased Call Options cover, subject to certain adjustments substantially similar to those contained in the Additional Notes, up to approximately 3.1 million shares of Common Stock, at a strike price of $9.6375, also subject to adjustment. The Additional Purchased Call Options will expire upon the maturity of the Notes, if not earlier exercised or terminated.

Separately, on January 9, 2014, the Company also entered into additional warrant transactions, or the Additional Sold Warrants, whereby the Company sold to the Counterparties warrants to acquire, subject to customary anti-dilution adjustments, up to approximately 3.1 million shares of Common Stock at a strike price of $14.2635, also subject to adjustment. The Additional Sold Warrants were issued to the Counterparties pursuant to the exemption from registration set forth in Section 4(a)(2) of the Securities Act.

The Additional Purchased Call Options are expected generally to reduce the potential equity dilution and/or offset any cash payments the Company is required to make in excess of the principal amount of converted Additional Notes, as the case may be, upon conversion of the Additional Notes in the event that the market value per share of Common Stock, as measured under the terms of the Additional Purchased Call Options, on each trading day of the relevant observation period is greater than the strike price of the Additional Purchased Call Options, which initially corresponds to the conversion price of the Additional Notes and is subject, with certain exceptions, to adjustments substantially similar to those contained in the Additional Notes. If, however, the market value per share of Common Stock, as measured under the terms of the Additional Sold Warrants, during the measurement period at maturity of the Additional Sold Warrants exceeds the strike price of the Additional Sold Warrants, there would nevertheless be dilution to the extent that such market value per share of Common Stock exceeds the applicable strike price of the Additional Sold Warrants.

The Company used $3.9 million of the net proceeds from the offering of the Additional Notes to pay the cost of the Additional Purchased Call Options, after such cost was partially offset by the proceeds that the Company received from the sale of the Additional Sold Warrants. The Additional Purchased Call Options and the Additional Sold Warrants are separate transactions entered into by the Company with the Counterparties, are not part of the terms of the Additional Notes and will not affect the holders’ rights under the Additional Notes. Holders of the Additional Notes will not have any rights with respect to the Additional Purchased Call Options or the Additional Sold Warrants.

In connection with the Additional Purchased Call Options and the Additional Sold Warrants, the Company and the Counterparties entered into certain letter agreements, or collectively, the Confirmations. Copies of the Confirmations are attached hereto as Exhibits 10.35, 10.36, 10.37, 10.38, 10.39 and 10.40 and are incorporated herein by reference.

Item 8.01. Other Events.

On January 14, 2014, the Company announced the closing of the sale of the Additional Notes pursuant to the exercise of the over-allotment option. A copy of this press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Attached as Exhibit 5.1 hereto and incorporated herein by reference is a copy of the opinion of Greenberg Traurig, LLP relating to the validity of the Additional Notes sold pursuant to the exercise of the over-allotment option.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

5.1	Opinion of Greenberg Traurig, LLP.

10.35	Call Option Transaction Confirmation, dated as of January 9, 2014, between TTM Technologies, Inc. and JPMorgan Chase Bank, National Association, London Branch.

10.36	Warrant Transaction Confirmation, dated as of January 9, 2014, between TTM Technologies, Inc. and JPMorgan Chase Bank, National Association, London Branch.

10.37	Call Option Transaction Confirmation, dated as of January 9, 2014, between TTM Technologies, Inc. and RBC Capital Markets, LLC.

10.38	Warrant Transaction Confirmation, dated as of January 9, 2014, between TTM Technologies, Inc. and RBC Capital Markets, LLC.

10.39	Call Option Transaction Confirmation, dated as of January 9, 2014, between TTM Technologies, Inc. and Deutsche Bank AG, London Branch.

10.40	Warrant Transaction Confirmation, dated as of January 9, 2014, between TTM Technologies, Inc. and Deutsche Bank AG, London Branch.

99.1

Press Release issued January 14, 2014, announcing the closing of the sale of $30 million aggregate principal amount of 1.75% Convertible Senior Notes pursuant to the exercise of the Underwriters’ over-allotment option.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2014	TTM TECHNOLOGIES, INC.

	By:	/s/ Todd B. Schull
Todd B. Schull
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit No.	Description

5.1	Opinion of Greenberg Traurig, LLP.

10.35	Call Option Transaction Confirmation, dated as of January 9, 2014, between TTM Technologies, Inc. and JPMorgan Chase Bank, National Association, London Branch.

10.36	Warrant Transaction Confirmation, dated as of January 9, 2014, between TTM Technologies, Inc. and JPMorgan Chase Bank, National Association, London Branch.

10.37	Call Option Transaction Confirmation, dated as of January 9, 2014, between TTM Technologies, Inc. and RBC Capital Markets, LLC.

10.38	Warrant Transaction Confirmation, dated as of January 9, 2014, between TTM Technologies, Inc. and RBC Capital Markets, LLC.

10.39	Call Option Transaction Confirmation, dated as of January 9, 2014, between TTM Technologies, Inc. and Deutsche Bank AG, London Branch.

10.40	Warrant Transaction Confirmation, dated as of January 9, 2014, between TTM Technologies, Inc. and Deutsche Bank AG, London Branch.

99.1

Press Release issued January 14, 2014, announcing the closing of the sale of $30 million aggregate principal amount of 1.75% Convertible Senior Notes pursuant to the exercise of the Underwriters’ over-allotment option.